Exhibit 10.4

Name of Subscriber

EXCHANGE OFFER
SUBSCRIPTION AGREEMENT
NON-U.S. PERSON

Propanc Health Group Corporation
576 Swan Street
Richmond, VIC, 3121, AUSTRALIA
Attention:  James Nathanielsz, CEO

Dear Sir:

1.1           Subscription.  I, the undersigned investor (the “Investor”), hereby subscribe for and agree to purchase ___________ shares of common stock (“Securities”) of Propanc Health Group Corporation, a Delaware corporation (the “Company”) on the terms and conditions contained herein. The Investor acknowledges receipt of the Exchange Offer dated December 11, 2010.

1.2           Subscription Payment.  As payment for this subscription, simultaneously with the execution hereof, I am delivering herewith to the Company, _________ shares of Propanc Pty Ltd.

1.3           Stock Power. I agree to complete and return to the Company the stock power annexed to this Subscription Agreement and also deliver to the Company my original stock certificate(s).  I acknowledge that the Company suggests I deliver the stock certificate(s) and stock power in separate envelopes.

1.4           Authorisation. I hereby consent and authorize each shareholder in Propanc Pty Ltd to exchange their stock in Propanc Pty Ltd for Securities in the Company on the same basis as this exchange.

1.5           Conditionality. I acknowledge and the Company acknowledges that no exchange of Securities will be effective until the approval of a requisite number of shareholders in Propanc Pty Ltd is obtained.

2.1           Investor Representations and Warranties.  I acknowledge, represent and warrant

(a)	I am aware that my investment involves a high degree of risk and further acknowledge that I can bear the economic risk of the purchase of the Securities, including the total loss of my investment;

(b)	I am not a “U.S. Person” as such term is defined on Exhibit A;

(c)	I am not acquiring the Securities for the account or benefit of any U.S. Person;

(d)	The Securities are being purchased by me in an off-shore transaction as defined on Exhibit B;

(e)	I am acquiring the Securities for investment and without a view to distribution in the United States or to any U.S. Person;

(f)
I acknowledge that, pursuant to Rule 903 of Regulation S of the Act, I shall not sell or offer for sale any or all of the Securities to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) for a period of one year following the closing of the purchase of the Securities, and I shall comply in all respects with U.S. federal and state securities laws, particularly with respect to any resale of the Securities in any transaction subject to U.S. laws.

(g)	I: _________________

(1)
Have carefully read this Subscription Agreement and the Exchange Offer and understand and have evaluated the risks of a purchase of the Securities and have relied solely (except as indicated in subsection (2) and (3)) on the information contained in this Subscription Agreement and the Exchange Offer;

(2)
Have been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(3)	Have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment.

(h)
If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan (a retirement plan), or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

(i)	No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, affiliates or attorneys;

(j)
I acknowledge my understanding that the Company’s reliance upon an exemption from the registration requirements of U.S. federal and state securities laws under Regulation S promulgated under the Securities Act is in part, based upon the foregoing representations, warranties, and agreements by me and that the statutory basis for such exemptions would not be present, if, notwithstanding such representations, warranties and agreements, I were a U.S. Person or were acquiring the Securities for the account or benefit of any U.S. Person.  In order to induce the Company to issue and sell the Securities subscribed for hereby to me, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Securities or any part thereof by anyone, except as set forth herein;

(k)	I further acknowledge that the certificate evidencing the Securities shall have the following legends, in addition to the standard Restricted Securities Legend:

THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(l)           I hereby acknowledge and am aware that I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability;

(m)	Where applicable, I agree to be bound by any restrictions on resale of the Securities required by applicable law.

3.           Closing Conditions.

(a)	The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(1)	the accuracy in all material respects when made and on the closing of the representations and warranties of the Investor contained herein; and

(2)	all obligations, covenants and agreements of the Investor required to be performed at or prior to the closing shall have been performed.

(b)	The respective obligations of the Investor in connection with the closing are subject to the following conditions being met:

(1)	the accuracy in all material respects when made and on the closing of the representations and warranties of the Company contained herein; and

(2)	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed.

4.           Indemnification.  I hereby agree to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

5.           Arbitration.  Any controversy, dispute or claim against the Company, its officers, directors or employees arising out of or relating to this Subscription Agreement including the annexed transaction documents, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in New Castle County, Delaware (unless the parties agree in writing to a different location) before three arbitrators in accordance with the rules of the American Arbitration Association then in effect.  In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrators.  The decision and award made by the arbitrators shall be final, binding and conclusive on all parties to any arbitration proceeding for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

6.           Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

7.           Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

8.           Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

Investor:	___________________
___________________
___________________

The Company:	Propanc Health Group Corporation At the address designated on the Cover page of this Subscription Agreement Attention: Mr. James Nathanielsz or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted from the date of transmission.

9.           Governing Law.  This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

10.           Oral Evidence.  This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement of the change, waiver discharge or termination is sought.

11.           Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

12.           Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Securities.

13.           Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

Individual Investors

Tax Identification/File Number	Print Name of Investor No. 1

Signature of Investor No. 1

Tax Identification/File Number	Print Name of Investor No. 2 [if applicable]

Signature of Investor No. 2 [if applicable]

Manner in which Securities are to be held:

_____ Individual Ownership	_____ Partnership

_____ Tenants-in-Common	_____ Trust

_____ Joint Tenant With Right of Survivorship	_____ Corporation

_____ Tenants by the Entirety	_____ Employee Benefit Plan

_____ Community Property	_____ Other (please indicate)

_____ Separate Property

Corporate or Other Entity

Federal ID/Corporate Number		Print Name of Entity

By:
Signature, Title

DATED: __________________, 20____

By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by its terms.

PROPANC HEALTH GROUP CORPORATION

By:		Dated: _________, 201___
James Nathanielsz, CEO

EXHIBIT A

(1)        “U.S. Person” means:

(i)          Any natural person resident in the United States;

(ii)          Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)          Any estate of which any executor or administrator is a U.S. Person;

(iv)          Any trust of which any trustee is a U.S. Person;

(v)          Any agency or branch of a foreign entity located in the United States;

(vi)          Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(vii)          Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)          Any partnership or corporation if:

(A)        Organized or incorporated under the laws of any foreign jurisdiction; and

(B)        Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

(2)        The following are not “U.S. Persons”:

(i)          Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii)          Any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person if:

(A)        An executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

(B)        The estate is governed by foreign law;

(iii)          Any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person;

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(iv)          An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v)          Any agency or branch of a U.S. Person located outside the United States if:

(A)        The agency or branch operates for valid business reasons; and

(B)        The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi)              The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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EXHIBIT B

Offshore transaction Shall mean the following:

An offer or sale of securities is made in an “offshore transaction” if:

1.	The offer is not made to a person in the United States; and

2.	Either:

A.	At the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States; or

B.	For purposes of:

ii.
Offers or Sales of Securities by the Issuer, a Distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing; conditions relating to specific securities, the transaction is executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

iii.
Offshore Resales, the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States.

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STOCK POWER

FOR VALUE RECEIVED, I  1._____________________________________________
                      (NAME OF CURRENT HOLDER)

hereby sell, assign and transfer unto 2._______________________________________________________
                        (TAX I.D./Tax File # of recipient)

3.____________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________
CITY                                           STATE                                           ZIP CODE

4.____________shares represented by certificate number

5.____________of the Common Stock of
   (No. of Shares)

6._______________________________Propanc Pty Ltd., and do hereby irrevocably constitute and appoint
 (NAME OF THE COMPANY)

7. James Nathanielsz my attorney-in-fact to transfer the said shares on the books of Propanc Pty Ltd, the within named corporation with full power
    (NAME OF ATTORNEY-IN-FACT)
of substitution in the premises.

Dated:_______________, 20___

In Presence of:

Witness:		Stockholder(s):

________________________________	8.	__________________________________________
		By:_______________________________________
		Print Name:

________________________________		__________________________________________
		By:________________________________________
		Print Name:
		(if more than one holder i.e. Joint Tenants)

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